UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2025

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6465 South Rainbow Boulevard
Las Vegas, Nevada 89118
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BYD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth under Proposal 1 in Item 5.07 is incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting of Stockholders (the "Annual Meeting") of Boyd Gaming Corporation (the "Company"), held on May 8, 2025, the following proposals were voted on by the Company’s stockholders, as set forth below:

Proposal 1. Election of Directors.

	Votes For	Votes Withheld	Broker Non-Votes
Marianne Boyd Johnson	53,568,413	2,428,674	9,065,240
Keith Smith	52,387,180	3,609,907	9,065,240
William R. Boyd	46,829,771	9,167,316	9,065,240
John Bailey	51,912,468	4,084,619	9,065,240
Michael Hartmeier	55,515,011	482,076	9,065,240
Christine Spadafor	46,501,150	9,495,937	9,065,240
A. Randall Thoman	55,486,047	511,040	9,065,240
Paul Whetsell	48,919,785	7,077,302	9,065,240

Each of the director nominees was elected to serve as a director until the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Proposal 2. Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstain
63,965,319	927,582	169,426

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm was ratified.

Proposal 3. Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
48,267,580	5,134,668	2,594,839	9,065,240

The compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, was approved, on an advisory basis.

Proposal 4. Report on Smokefree Policy.

Votes For	Votes Against	Abstain	Broker Non-Votes
6,406,133	48,357,150	1,233,804	9,065,240

The stockholder proposal regarding the commissioning of a report on the effects of a company-wide non-smoking policy was not approved.

Item 8.01.Other Events.

On May 8, 2025, the Company announced that its Board of Directors declared a cash dividend of $0.18 per share, payable July 15, 2025, to shareholders of record on June 16, 2025.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2025	BOYD GAMING CORPORATION
By: /s/ Lori M. Nelson
Lori M. Nelson
Senior Vice President Financial Operations and Reporting and Chief Accounting Officer

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